Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Contingency [Line Items]
Income Taxes	INCOME TAXES
Income Before Income Taxes. The sources of income from continuing operations before income taxes are:

(dollars in millions)	2019	2018	2017
United States	$1,594	$635	$607
Foreign	2,558	1,869	1,915
	$4,152	$2,504	$2,522
On December 22, 2017 Public Law 115-97 “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” was enacted. This law is commonly referred to as the Tax Cuts and Jobs Act of 2017 (TCJA).
Company no longer intends to reinvest certain undistributed earnings of its international subsidiaries that have been previously taxed in the U.S. As such, in 2018 it recorded the international taxes associated with the future remittance of these earnings. For the remainder of the Company’s undistributed international earnings, unless tax effective to repatriate, RTC will continue to permanently reinvest these earnings. As of December 31, 2019, such undistributed earnings were approximately $21 billion, excluding other comprehensive income amounts. It is not practicable to estimate the amount of tax that might be payable on the remaining amounts. Total undistributed earnings include discontinued operations.
Provision for Income Taxes. The income tax expense (benefit) for the years ended December 31, 2019, 2018 and 2017 consisted of the following components:

(dollars in millions)	2019	2018	2017
Current:
United States:
Federal	$(100)	$(68)	$709
State	(58)	1	(42)
Foreign	541	402	284
	383	335	951
Future:
United States:
Federal	121	45	(48)
State	56	58	85
Foreign	(139)	660	66
	38	763	103
Income tax expense	$421	$1,098	$1,054
Attributable to items credited (charged) to equity	$40	$501	$(128)
Reconciliation of Effective Income Tax Rate. Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2019	2018	2017
Statutory U.S. federal income tax rate	21.0%	21.0%	35.0%
Tax on international activities	(3.1)%	(5.1)%	(15.3)%
Tax audit settlements	(7.0)%	—%	(2.2)%
U.S. tax reform	—%	29.7%	27.4%
Other	(0.8)%	(1.8)%	(3.1)%
Effective income tax rate	10.1%	43.8%	41.8%
The 2019 effective tax rate includes $290 million of tax benefits associated with the conclusion of the audit by the Examination Division of the Internal Revenue Service for the RTC 2014, 2015 and 2016 tax years and the filing by a subsidiary of the Company to participate in an amnesty program offered by the Italian Tax Authority. Additionally, tax benefits included in 2019 are those associated with Foreign Derived Intangible Income (FDII) and U.S. Research & Development Credits, offset by a tax charge associated with Global Intangible Low-Taxed Income (GILTI).
The 2019 decrease in the cost of U.S. and foreign tax on international activities is primarily attributable to the full phase-in of the TCJA provisions on the Company’s international subsidiaries. In addition, the decrease in the rate benefit of both international and other activities is impacted by the increase in pre-tax income related to the Rockwell Collins business.
The 2018 effective tax rate reflects a net tax charge of $744 million for TCJA related adjustments. The amount is primarily associated with non-U.S. taxes that will become due when previously reinvested earnings of certain international subsidiaries are remitted. The 2018 and 2019 effective tax rate reconciliation reflects the corporate rate reduction enacted by the TCJA. The decrease in international activities is primarily related to higher international tax costs compared to the U.S. federal statutory rate. The decrease in other activities is primarily attributable to non-deductible expenses, including costs relating to the Rockwell Collins acquisition.
The 2017 effective tax rate reflects a net tax charge of $690 million attributable to the passage of the TCJA. These 2017 provisional amounts, recorded as described in SAB 118, relate to U.S. income tax attributable to previously undistributed earnings of RTC’s international subsidiaries and equity investments, net of foreign tax credits, and the revaluation of U.S. deferred income taxes.
Deferred Tax Assets and Liabilities. Future income taxes represent the tax effects of transactions which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Future income tax benefits and payables within the same tax paying component of a particular jurisdiction are offset for presentation in the Consolidated Balance Sheet.
The tax effects of temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2019 and 2018 are as follows:

(dollars in millions)	2019	2018
Future income tax benefits:
Insurance and employee benefits	$1,205	$1,154
Other asset basis differences	829	1,013
Other liability basis differences	2,153	1,482
Tax loss carryforwards	622	583
Tax credit carryforwards	1,021	1,050
Valuation allowances	(616)	(605)
	$5,214	$4,677
Future income taxes payable:
Intangible assets	$4,293	$4,462
Other asset basis differences	2,904	2,159
Other items, net	143	123
	$7,340	$6,744
Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts.
This table includes $442 million net deferred tax assets in 2019 and $393 million net deferred tax assets in 2018 related to discontinued operations.
Tax Credit and Loss Carryforwards. At December 31, 2019, tax credit carryforwards, principally state and foreign, and tax loss carryforwards, principally state and foreign, were as follows:

(dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2020-2024	$59	$393
2025-2029	27	179
2030-2039	336	394
Indefinite	599	2,218
Total	$1,021	$3,184
Total tax credit and loss carryforwards include discontinued operations.
Unrecognized Tax Benefits. At December 31, 2019, we had gross tax-effected unrecognized tax benefits of $1,347 million, of which $1,338 million, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2019, 2018 and 2017 is as follows:

(dollars in millions)	2019	2018	2017
Balance at January 1	$1,619	$1,189	$1,086
Additions for tax positions related to the current year	131	192	192
Additions for tax positions of prior years	73	344	73
Reductions for tax positions of prior years	(101)	(91)	(91)
Settlements	(375)	(15)	(71)
Balance at December 31	$1,347	$1,619	$1,189
Gross interest expense related to unrecognized tax benefits	$57	$37	$34
Total accrued interest balance at December 31	$249	$255	$215

The 2018 amounts above include amounts related to the acquisition of Rockwell Collins. Total unrecognized tax benefits include discontinued operations.
We conduct business globally and, as a result, RTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Korea, Spain, Switzerland, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 2009.
During 2019, the Company recognized a net gain of approximately $307 million, including pre-tax interest of approximately $56 million as a result of the conclusion of the IRS audit of the Company’s 2014, 2015 and 2016 tax years as well as an amnesty filing in Italy made to resolve certain tax litigation. The Company also recognized a non-cash gain of approximately $40 million, primarily tax, as a result of the closure of an IRS audit of the 2014 tax year of a subsidiary acquired as part of RTC’s acquisition of Rockwell Collins. This gain was partially offset by the unfavorable pre-tax impact of a reversal of a related indemnity asset of approximately $23 million. Finally, the Company recognized net non-cash gains of approximately $18 million, including pre-tax interest of approximately $5 million, as a result of various federal, state and non-U.S. statute of limitations expirations and settlements with tax authorities.
During 2017, the Company recognized a noncash gain of approximately $64 million, including a pre-tax interest adjustment of $9 million, as a result of federal, state and non-U.S. tax year closures related to audit resolutions and the expiration of applicable statutes of limitation, including expiration of the U.S. federal income tax statute of limitations for RTC’s 2013 tax year.
The Examination Division of the Internal Revenue Service (IRS) is currently auditing Rockwell Collins fiscal tax years 2016 and 2017, prior to its acquisition by RTC, which will continue into 2020. Separately, the Examination Division of the IRS has notified the Company of its intention to commence an audit of RTC tax years 2017 and 2018 during the first half of 2020.
It is reasonably possible that a net reduction within the range of $50 million to $650 million of unrecognized tax benefits may occur over the next 12 months as a result of the separation of Carrier and Otis, additional worldwide uncertain tax positions, the revaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or the closure of tax statutes. Total unrecognized tax benefits include discontinued operations.